Exhibit 10.25

AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT, is made, entered into and effective as of this 21st day of May 2024, by and among B. Riley Principal Capital II, LLC and GCT Semiconductor Holding, Inc. that are parties to that certain common stock purchase agreement, dated as of April 23, 2024 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement. The parties, intending to be legally bound, hereby amend the Original Agreement as follows:

1.The definition of “Base Price” in Annex I to the Original Agreement is hereby deleted in its entirety and replaced with the following:

2.“‘Base Price’ means a price per Share equal to the sum of (i) the Minimum Price and (ii) $0.03 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).”

3.This Amendment shall be effective as of the date first above written.  Except as expressly amended by this Amendment, the Original Agreement shall remain in full force and effect.

4.The Transaction Documents, together with this Amendment, set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters.

5.Sections 10.7, 10.8, 10.11, 10.13, 10.15 of the Original Agreement are incorporated by reference herein, mutatis mutandis.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the date first set forth above.

THE COMPANY:

GCT SEMICONDUCTOR HOLDING, INC.:

By:	/s/ John Schlaefer
Name:	John Schlaefer
Title:	CEO

THE INVESTOR:

B. RILEY PRINCIPAL CAPITAL II, LLC:

By:	/s/ Patrice McNicoll
Name:	Patrice McNicoll
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Common Stock Purchase Agreement]